UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          February 15, 2007
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company dated February 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: February 15, 2007	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary

8-K Filed February 15, 2007

            This slide presentation contains forward-looking statements which are subject to change based on various important
factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and
other third-party payors.  Actual results could differ
materially from those suggested by these forward-looking
statements. Further information on potential factors that
could affect the Company’s financial results is included in
the Company’s Form 10-K for the year ended December
31, 2005, and subsequent SEC filings, and will be available
in the Company’s Form 10-K for the year ended December
31, 2006, when filed.

LabCorp
8%
Other
Independent
Clinical Labs
33%
Physician Office
Labs 5%
Hospital Based
Labs 54%

LabCorp

The Clinical Laboratory Testing Market
> $40 - $50 billion Annually

Industry CAGR of 5% - 7%

Market segments:

Routine ~ $30 - $35
billion

Esoteric ~ $4 - $5 billion

Anatomic pathology ~ $6
- $10 billion

Growth opportunities:

Consolidation

Esoteric and anatomic
pathology testing

Hospital outpatient and
outreach

Source:    Company estimates, industry reports and 2005 revenue for LabCorp.

Industry Profile

Integral to quality healthcare

Screening for and early diagnosis of disease
leads to improved outcomes

Monitoring of treatment effectiveness and
disease recurrence

Correct therapy decisions based on known
genetic markers

Cost effectiveness

Cutting-edge technologies

Influences 70% - 80% of healthcare decisions

Rigorous quality standards

Profile of LabCorp

The leader in the esoteric and genomic testing
market and second-largest clinical laboratory
company in North America

Offers the broadest range of clinical and
anatomic pathology services to aid clinicians in
diagnosis, monitoring, prediction and prevention
of disease

Conducts > 270 million tests annually

Connectivity with physicians offices

90% of results delivered electronically

70% of tests ordered electronically

Profile of LabCorp

More than 25,000 employees nationwide

6,200 phlebotomists

2,600 couriers

700 MDs and PhDs

1,700 conveniently located patient service centers

Rigorously monitored, industry-leading quality and
service metrics

Highest quality, CAP inspected and CLIA certified
laboratories

Primary Testing Locations

Primary LabCorp Testing Locations

Corporate Headquarters

Burlington, NC

What is LabCorp?

Clinical Pathology

Medical

Testing

Services

Esoteric

Testing

Genomics

Anatomic Pathology

Strategic Focus Areas

Scientific

Leadership

Managed

Care

Customer

Focus

Cancer diagnostics and monitoring

Advanced cardiovascular disease testing

Quality and service driven culture

Continuous enhancements in customer connectivity

First-time problem resolution

Advancement through acquisitions and licensing

Partner to control high cost leakage

Lab data enables better treatment and outcomes

Recognize value of lab services through appropriate
pricing

UnitedHealthcare

Exclusive national laboratory provider

$3 billion in additional revenue over a 10-
year contract term

EBITDA margins at least equal to our
existing, industry-leading level

Revenue will ramp during 2007 and later
years

Transition payments capped at $200 million

UnitedHealthcare

Phase 1 – exclusivity in mature markets
(MAMSI, Neighborhood, Pacificare
Colorado), network manager for Oxford, plus
sole national laboratory in all other markets

Phase 2 – establish additional networks

Phase 3 – use networks and standardized
data to enhance development of evidence-
based medicine

UnitedHealthcare
as a Growth Driver

United opportunity:

Mature markets

Direct business

Indirect business

Networks

Over 420 new patient access points:

Innovative Duane Reade agreement

400 other locations opened since 10/3/06

Available to all patients

New employees trained and on-board prior to 1/1/07 – lab
techs, phlebotomists, sales reps, couriers.

Primary connectivity with more physician offices in key
markets

Revenue Growth Drivers

Managed Care

Partner of choice for major managed care organizations

Recognition of value from standardized lab data

Breadth of test menu, quality, convenience

Cancer diagnostics

Anatomic pathology - $6 - $10 billion fragmented market

Treatment decisions/monitoring

Recurrence testing

Cardiovascular disease

Lab testing is foundation for determining need for imaging, invasive procedures, pharmaceutical treatments

VAP, NMR, high-sensitivity CRP

EBITDA Margin Growth Drivers

Increased volumes through fixed-cost
infrastructure

Larger number of esoteric tests offered, more
esoteric tests ordered

Further operational efficiencies

Increase automation in pre-analytic processes

Logistics / route structure optimization

Supply chain management

Improvement in collections / bad debt

LabCorp’s Investment and
Performance Fundamentals

Industry-leading EBITDA margins

Significant free cash flow

Focus on returning value to shareholders

Strategic acquisitions

Organic growth opportunities

Share repurchase

Flexibility for future growth opportunities

$3,800
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
Revenue
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
Diluted EPS
$2,507.7
$2,939.4
$3,084.8
$3,327.6
$3,590.8
$1.69
$2.11
$2.45
$2.80
(1)
$3.41
(2)
2002
2003
2004
2005
2006
Revenue
EPS

LabCorp
Laboratory Corporation of America

Five-Year Revenue and EPS Trend

Revenue CAGR of 9%   -   Diluted EPS CAGR of 19%

(1)

(1)

Excluding the $0.09 per diluted share impact in 2005 of restructuring and other special charges, and a non-
recurring investment loss.

(2)

Excluding the $0.07 per diluted share impact in 2006 of restructuring and other special charges, and the
$0.10 per diluted share impact in 2006 of adoption of SFAS 123(R).

$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
Operating Cash Flow
$444.9
$564.3
(1)
$538.1
$574.2
$632.3
22.5%
24.2%
25.5%
25.4%
(2)
26.7%
(3)
27.5%
26.5%
25.5%
24.5%
23.5%
22.5%
21.5%
EBITDA Margin
2002
2003
2004
2005
2006
Operating Cash Flow
EBITDA Margin

LabCorp
Laboratory Corporation of America

Five-Year OCF and EBITDA Margin Trend

OCF CAGR of 9%   -   EBITDA Margin Growth of 420 bps

(1)

Includes approximately $50 million of benefit from one-time tax credits recorded in 2003.

(2)

Excluding the impact in 2005 of restructuring and other special charges and a non-recurring investment loss.

(3)

Excluding the impact in 2006 of restructuring and other special charges and of the adoption of SFAS 123(R).

12/31/2005		12/31/2006		+/(-)
Revenue	$	822.3	$	898.6	9.3%
EBITDA (1)	$	199.5	$	234.1	17.3%
EBITDA Margin		24.3%		26.1%	180 bp
Diluted EPS (2)	$	0.67	$	0.88	31.3%

LabCorp
Laboratory Corporation of America

Fourth Quarter Results
(in millions, except per share data)

(1) Excludes restructuring and other special charges of  $6.9 million and $7.7 million, recorded by the Company in the fourth quarters of 2005 and 2006, respectively, and $6.4 million of stock compensation expense recorded by the Company in the fourth quarter of 2006 from the adoption of SFAS 123(R).

(2) Excludes the $0.03 and $0.04 per diluted share impact of the restructuring and other special charges recorded in the fourth quarters of 2005 and 2006, respectively, and the $0.03 per diluted share impact in the fourth quarter of 2006 from the adoption of SFAS 123(R).

12/31/2005		12/31/2006		+/(-)	
Revenue	$	3,327.6	$	3,590.8	7.9%	
EBITDA (1)	$	845.8	$	959.0	13.4%	
EBITDA Margin		25.4%		26.7%	130	bp
Diluted EPS (2)	$	2.80	$	3.41	21.8%	

LabCorp
Laboratory Corporation of America

Full-Year Results
(in millions, except per share data)

(1) For 2005, EBITDA excludes restructuring and other special charges of  $16.9 million and a non-recurring investment loss of $3.1 million.  For 2006, EBITDA excludes restructuring and other special charges of $13.4 million, and $23.3 million of stock compensation expense from the adoption of SFAS 123(R).

(2) For 2005, Diluted EPS excludes the $0.09 per diluted share impact of restructuring and other special charges and the non-recurring investment loss recorded in 2005.  For 2006, Diluted EPS excludes the $0.06 per diluted share impact of restructuring and other special charges, and the $0.11 per diluted share impact from the adoption of SFAS 123(R).

2006 Full-Year Financial
Achievements

Diluted EPS of $3.41 (1)

EBITDA margin of 26.7% of sales (2)

Operating cash flow of $632.3 million

Increased revenues 7.9% (3.7% volume; 4.2%
price)

Repurchased approximately $435 million of
LabCorp stock

(1)

Excludes the $0.06 per diluted share impact of the restructuring and other special charges recorded in 2006, and the
$0.11 per diluted share impact of the required change in accounting for stock based compensation adopted in 2006.

(2)

Based on EBITDA of $959.0 million, excluding the $13.4 million impact of restructuring and other special charges and the $23.3 million impact of the change in accounting for stock based compensation adopted in 2006.

Client
$961.6
27%
Patient
$331.5
9%
Medicare &
Medicaid
$766.3
21%
Managed Care -
Capitated
$144.0
4%
Managed Care -
Fee-for-service
$1,387.4
39%

LabCorp
Laboratory Corporation of America

Revenue by Payer – 2006
(in millions)

Genomic
$382
11%
Identity & gene probes
$176
5%
Other esoteric
$385
11%
Histology
$300
8%
Core
$2,348
65%

LabCorp
Laboratory Corporation of America

Revenue by Business Area – 2006
(in millions)

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$677
27%
$1,830
73%
$895
30%
$2,039
70%
$967
31%
$2,118
69%
$1,130
34%
$2,198
66%
$1,243
35%
$2,348
65%
2002
2003
2004
2005
2006
Core
Esoteric

LabCorp

Revenue Mix by Business Area
(in millions)

2004				2005				2006			
	Revenue				Revenue				Revenue			
	$'s	%	Accns	PPA	$'s	%	Accns	PPA	$'s	%	Accns	PPA
Client	$ 869.1	28%	32.668	$ 26.61	$ 932.7	28%	32.042	$ 29.11	$ 961.6	27%	32.817	$ 29.30
Patient	310.1	10%	2.509	$ 123.59	302.8	9%	2.241	$ 135.12	331.5	9%	2.226	$ 148.91
Third Party (Medicare/Medicaid)	658.4	21%	18.898	$ 34.84	755.2	23%	19.618	$ 38.49	766.3	21%	19.108	$ 40.11
Managed Care:												
- Capitated	132.7	4%	12.818	$ 10.36	136.5	4%	12.875	$ 10.60	144.0	4%	13.334	$ 10.80
- Fee for service	1,114.5	36%	24.225	$ 46.01	1,200.4	36%	25.344	$ 47.36	1,387.4	39%	28.038	$ 49.48
Total Managed Care	1,247.2	40%	37.043	$ 33.67	1,336.9	40%	38.219	$ 34.98	1,531.4	43%	41.372	$ 37.01
LabCorp Total	$ 3,084.8	100%	91.118	$ 33.86	$ 3,327.6	100%	92.120	$ 36.12	$ 3,590.8	100%	95.523	$ 37.59

LabCorp
Laboratory Corporation of America

Revenue by Payer – 2006
(in millions, except PPA)

2004				2005				2006			
	Revenue				Revenue				Revenue			
	$'s	%	Accns	PPA	$'s	%	Accns	PPA	$'s	%	Accns	PPA
Genomic	$ 294.4	10%	2.510	$ 117.26	$ 331.7	10%	2.868	$ 115.65	$ 382.1	11%	3.338	$ 114.49
Identity / Gene Probes	168.9	5%	3.822	44.20	173.5	5%	3.861	44.93	175.6	5%	3.845	45.68
All Genomic	463.3	15%	6.332	73.16	505.2	15%	6.729	75.07	557.8	16%	7.183	77.65
Other Esoteric	298.2	10%	7.211	41.35	340.8	10%	8.175	41.69	385.4	11%	9.190	41.93
Histology	205.0	7%	2.256	90.89	283.7	9%	2.406	117.92	300.1	8%	2.424	123.76
All Genomic / Esoteric	966.5	31%	15.799	61.18	1,129.8	34%	17.311	65.26	1,243.2	35%	18.798	66.14
Core	2,118.3	69%	75.319	28.12	2,197.8	66%	74.810	29.38	2,347.6	65%	76.725	30.60
LabCorp Total	$ 3,084.8	100%	91.118	$ 33.86	$ 3,327.6	100%	92.120	$ 36.12	$ 3,590.8	100%	95.523	$ 37.59

LabCorp
Laboratory Corporation of America

Revenue Mix by Business Area
(in millions, except PPA)

2007 Financial Guidance

Excluding the impact of any share repurchase activity after
December 31, 2006, guidance for 2007 is as follows:

Net sales growth of approximately 11 to 13% compared to 2006

EBITDA margins of 26.4% to 26.8% of net sales

Diluted EPS in the range of $3.93 to $4.09

Operating cash flow of between $690 and $710 million, excluding any transition payments related to the Company’s agreement with
UnitedHealthcare

Capital expenditures of between $110 and $120 million, excluding any additional capital expenditures related to the Company’s agreement with UnitedHealthcare

Net interest expense of approximately $46 million

Bad debt rate of approximately 4.8% of net sales

1) EBITDA represents earnings before interest, income taxes, depreciation, amortization, and nonrecurring charges, and includes the Company's proportional share of the underlying EBITDA of the income from joint venture partnerships. The Company uses EBITDA extensively as an internal management performance measure and believes it is a useful, and commonly used measure of financial performance in addition to earnings before taxes and other profitability measurements under generally accepted accounting principles ("GAAP"). EBITDA is not a measure of financial performance under GAAP. It should not be considered as an alternative to earnings before income taxes (or any other performance measure under GAAP) as a measure of performance or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. The following table reconciles earnings before income taxes, representing the most comparable measure under GAAP, to EBITDA for the three-month periods and year ended December 31, 2006 and 2005:

	Three Months Ended December 31,		Year Ended December 31,	
	2006	2005	2006	2005
Earnings before income taxes	$ 169.8	$ 144.6	$ 720.9	640.7
Add (subtract):				
Interest expense	12.4	8.9	47.8	34.4
Investment income	(3.3)	(0.6)	(7.7)	(1.8)
Other (income) expense, net	0.9	(0.2)	2.8	-
Depreciation	26.0	25.7	102.2	97.2
Amortization	13.2	13.1	52.2	51.4
Restructuring and other special charges	7.7	6.9	13.4	16.9
Non-recurring investment loss	-	-	-	3.1
Joint venture partnerships' depreciation and amortization	1.0	1.1	4.1	3.9
EBITDA	$ 227.7	$ 199.5	$ 935.7	$ 845.8
Add: Impact of adoption of SFAS 123(R)	6.4	-	23.3	-
EBITDA, excluding impact of change in accounting	$ 234.1	$ 199.5	$ 959.0	$ 845.8

LabCorp
Laboratory Corporation of America

Reconciliation of Non-GAAP Financial Measures
($ in millions)

Laboratory Corporation of America
Supplemental Financial Information
December 31, 2006
($ in million's)

	Q1 06	Q2 06	Q3 06	Q4 06	YTD 2006
Depreciation	$ 25.3	$ 25.6	$ 25.3	$ 26.0	$ 102.2
Amortization	$ 13.0	$ 13.0	$ 13.0	$ 13.2	$ 52.2
Capital expenditures	$ 20.8	$ 21.6	$ 25.4	$ 48.1	$ 115.9
Cash flows from operations	$ 178.6	$ 128.5	$ 155.0	$ 170.2	$ 632.3
Bad debt as a percentage of sales	5.27%	4.80%	4.80%	4.80%	4.92%
Effective interest rate on debt:					
Zero coupon-subordinated notes	2.00%	2.00%	2.00%	2.00%	2.00%
5 1/2% Senior Notes (including effect of interest rate swap	5.38%	5.38%	5.38%	5.38%	5.38%
5 5/8% Senior Notes	5.75%	5.75%	5.75%	5.75%	5.75%
Revolving credit facility (weighted average)	5.30%	5.81%	5.80%	5.80%	5.80%
Days sales outstanding	53	53	56	54	54

LabCorp
Laboratory Corporation of America

Supplemental Financial Information